GUARANTY


          This GUARANTY (the "Guaranty"), dated as of July 28, 1997, is made by DAKOTA MINING CORPORATION, a corporation continued under the Canada Business Corporation Act ("Guarantor"), in favor of and for the benefit of N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England ("Lender").


                            RECITALS

          A. Pursuant to an Agreement and Plan of Merger dated February 5, 1997, as amended April 21, 1997 (the "Merger Agreement") among Dakota, Dakota Merger Corporation and USMX, Inc., a Delaware corporation ("USMX"), Dakota Merger Corporation merged with USMX (the "Merger"), the surviving corporation, which is now a wholly-owned subsidiary of Dakota. Guarantor has agreed to extend up to $5,000,000 in loans to USMX pursuant to a Loan Agreement dated as of March 11, 1997 (as such agreement may be amended in accordance with its terms, the "Dakota Loan Agreement"). Obligations of USMX to Guarantor under the Dakota Loan Agreement (the "USMX/Dakota Obligations") to the extent of $3,000,000 thereof are secured by a mortgage and assignment of contract rights relating to the Thunder Mountain project located in Valley County, Idaho and a pledge of 10,000 shares of stock in MXUS, S.A. de C.V., a corporation organized under the laws of Mexico. The real and personal property rights comprising the Thunder Mountain project and the pledged MXUS shares are referred to as the "Dakota Collateral".

          B. Rothschild has previously extended a loan in the principal amount of $2,500,000 to USMX pursuant to a Credit Agreement between Rothschild and USMX dated as of July 11, 1996 (as amended in accordance with its terms, the "USMX Credit Agreement"). Pursuant to an Agreement dated as of July 28, 1997 USMX has agreed to pay all amounts due under the USMX Credit Agreement, and the parties have agreed to terminate the right of Rothschild to convert all principal amounts thereunder into
common  shares in USMX.   Rothschild has also previously extended
or   agreed  to  extend  to  USMX  of  Alaska,  Inc.,  an  Alaska
corporation   which   is  a  wholly-owned  subsidiary   of   USMX
("USMXAK"), pursuant to a Credit Agreement dated as of July 11, 1996 loans in the maximum principal amount of $19,500,000. Pursuant to a Second Amendment to Credit Agreement as of July 28, 1997, Rothschild has agreed to increase the credit available to USMXAK thereunder to $20,500,000, and the parties have amended such Credit Agreement in other respects (with such Credit Agreement, as so amended, referred to as the "USMXAK Credit
Agreement").   Amounts due under the USMXAK Credit Agreement  are
guaranteed by USMX pursuant to a Guaranty dated as of July 11, 1996 (the "USMX Guaranty"). All amounts due under (i) the USMXAK Credit Agreement and under the collateral and other documents executed by USMX and USMXAK (together, the "Borrowers") in connection therewith, and (ii) the USMX Guaranty and the collateral and other documents executed by USMX in connection therewith are referred to collectively as the "USMX/Rothschild Obligations."

          C. Rothschild has consented to the Merger provided that upon the effectiveness of the Merger, Dakota will provide its unlimited guaranty of payment and performance of the USMX/Rothschild Obligations until achievement of Completion, as such term is defined in the USMXAK Credit Agreement, whereupon such guaranty by Dakota will be limited in recourse to the shares of USMX pledged by Dakota to secure such guaranty.


                           AGREEMENT

          NOW, THEREFORE, Guarantor hereby covenants and agrees to and with Lender as follows:

          1. Condition Precedent. This Guaranty is subject to satisfaction of the condition precedent that the Merger shall have occurred. Until satisfaction of the foregoing condition precedent, Guarantor shall have no obligations of any kind hereunder to Lender or any other Person.

          2. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings assigned to such terms in the Credit Agreements.

          3.   Guaranty.

               (a) Guarantor hereby guarantees, absolutely and unconditionally, the prompt and complete payment and performance of the USMX/Rothschild Obligations when due (whether at the stated maturity, by acceleration or otherwise) and at all times thereafter, provided that, on or after Completion of the Project, if no Default or Event of Default is outstanding, Lender's sole recourse under this Guaranty shall be to the Pledged Collateral
(defined in the Pledge and Security Agreement of even date herewith between Guarantor and Lender (the "Pledge Agreement"). Guarantor also agrees to pay any and all expenses (including attorneys' fees and disbursements) related to or arising from Lender's enforcement of this Guaranty. The guarantees and obligations of this Section 3(a) are referred to collectively as the "Guaranteed Obligations".

               (b)    Guarantor   agrees   that   this   Guaranty
constitutes a guaranty of payment and not of collection, and Lender shall not be obligated to initiate, pursue or exhaust any form of recourse or obtain any judgment against either of Borrowers or others (including other guarantors) or to realize upon or exhaust any collateral security held by or available to Lender before being entitled to payment from the undersigned hereunder. The liability of Guarantor shall not be limited, diminished or affected by (i) any condition of either of
Borrowers or Guarantor (including bankruptcy, liquidation or dissolution) or failure by Lender to file or enforce any claim against the estate (in administration, bankruptcy, dissolution or otherwise) of either of Borrowers, Guarantor or others, (ii) the fact that recovery from either of Borrowers or any other person is barred by any statute of limitations, invalidity, illegality, unenforceability or for any other reason or that either of Borrowers or Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement), (iii) any amendment, modification or change of any kind or nature to the Credit Agreements, the Loan Documents, or this Guaranty, or any Instrument or understanding executed or entered into pursuant to the Credit Agreements, (iv) any adjustment, indulgence, forbearance or compromise granted by Lender to either of Borrowers or Guarantor, or (v) any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor. Guarantor renounces all benefits of discussion and division and waives diligence, presentment, protest, notice of dishonor, protest or default, demand for payment upon Borrowers or the undersigned, notice of acceptance of this Guaranty, notice of any addition to or increase or decrease in the Obligations, and all other notices and demands whatsoever.

               (c) This Guaranty is a continuing guaranty, and it will not be discharged until payment in full of all of the Guaranteed Obligations and cancellation of this Guaranty by Lender ("Termination") and will remain in full force and effect notwithstanding any interruption in the business relations between Borrowers and Lender or any increase or decrease from time to time in the amount of the Obligations.

          4. Guaranty Secured. Payment and performance under this Guaranty is secured by pledges, encumbrances and security interests in certain collateral pursuant to the Pledge Agreement. Reference is hereby made to the Pledge Agreement for a definition and description of such collateral so encumbered to secure all the obligations of Guarantor hereunder.

          5. Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty and/or any of the Guaranteed Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender, in its discretion, may determine; and to obtain a guaranty of the Guaranteed Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties. Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Guaranteed Obligations pursuant to their respective agreements or guaranties (including Guarantor's obligations hereunder) shall be joint and several.

          6. Effectiveness; Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolu tion, liquidation or reorganization of either of Borrowers, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrowers or any substantial part of their respective property, or otherwise, all as though such payments had not been made. Borrowers and Lender may modify, rearrange, extend for any period and/or renew from time to time the Guaranteed Obligations without notice to Guarantor, and in such event the obligations of Guarantor with respect to the Guaranteed Obligations shall not be released, discharged or reduced and Guarantor will remain fully bound hereunder on such Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Obligations and shall not be discharged by the assignment or negotiation of all or a part of the Guaranteed Obligations.

          7. Default. If either of Borrowers has failed to pay or perform when due the Guaranteed Obligations or there is an event with respect to Guarantor that would require or permit the acceleration pursuant to either of the Credit Agreements of any outstanding loan, then all of the Guaranteed Obligations shall be immediately due and payable by Guarantor, regardless of whether the payment of the Guaranteed Obligations has been accelerated or either of Borrowers is in default with respect to the Guaranteed Obligations.

          8. Merger. This Guaranty shall not be affected by any change in the name of either of Borrowers, or by the acquisition of either of Borrowers' business by any person, firm or corporation, or by any change whatsoever in the objects, capital structure or constitution of Borrowers, or by any merger, amalgamation or consolidation of either of Borrowers with any corporation, or by any dissolution or liquidation of either of Borrowers, but shall, notwithstanding the happening of any such event, continue to apply to all the Obligations whether theretofore or thereafter incurred, and in this instrument the word "Borrowers" shall include every such person, firm, partner and corporation and all successors of the customer. Guarantor shall promptly notify Lender of any change or event described in this Section 8.

          9. No Waiver. Lender shall not be obligated to exercise any right, power or privilege hereunder, and no failure to exercise and no delay in exercising, on the part of Lender, any such right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on Guarantor shall be deemed to be a waiver of the right of Lender to take further action without notice or demand as provided herein. No waiver shall be applicable except in the specific instance for which given, nor in any event shall any modification or waiver of any provision of this Guaranty be effective unless in writing and signed on behalf of Lender.

          10.  Representations and Warranties.

               (a) Guarantor hereby represents and warrants to Lender that:

                      (i)   Benefit  to  Guarantor:   Guarantor's
          guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor;

                    (ii) Familiarity and Reliance: Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrowers and is familiar with the value of any and all collateral intended to be created as security for the Guaranteed Obligations. Notwithstanding the foregoing, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty;

                   (iii) No Representation: Neither Lender nor any other person, corporation or entity has made any representation, warranty or statement to Guarantor with regard to Borrowers or their respective financial condition in order to induce Guarantor to execute this Guaranty; and

                    (iv) Guarantor's Financial Condition: As of the date hereof and after giving effect to this Guaranty and the contingent liability evidenced hereby, Guarantor is and will be solvent, and has assets which, fairly valued, exceed its obligations, liabilities and debts.

          11.  Guarantor's Covenants.

               (a) Guarantor hereby covenants and agrees with Lender to deliver to Lender in a timely and complete manner all financial and other information concerning Guarantor which is required to be provided by Borrower to Lender pursuant to the USMXAK Credit Agreement.

               (b) Guarantor hereby covenants and agrees with Lender to cause USMX and Borrower to perform all of the Guaranteed Obligations under the USMX Guaranty and the USMXAK Credit Agreement, respectively, or under the other documents and instruments included in the Guaranteed Obligations to which USMX or Borrower, respectively, are parties.

               (c) Guarantor hereby covenants and agrees not to accelerate the due date of the USMX/Dakota Obligations or to exercise any rights it may have with respect to the Dakota Collateral based upon any failure to perform or other default by USMX prior to the full satisfaction and discharge of the USMX/Rothschild Obligations.

          12. Notices. All notices, demands, instructions or other communications required or permitted to be given or made to Guarantor or Lender shall be given in accordance with the provisions of the USMXAK Credit Agreement at the addresses set forth on the signature pages hereof.

          13. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and, in the case of any amendment, by Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          14. Successor and Assigns. This Guaranty shall extend to and inure to the benefit of Lender and its successors and assigns, and every reference herein to Guarantor is a reference to, and shall be construed as including, Guarantor and the successors and assigns of Guarantor, to and upon all of whom this Guaranty and agreement shall extend and be binding.

          15. Further Assurances. Guarantor agrees to execute and deliver to Lender all such documents and to take all such other action as may be reasonably requested by Lender to more fully vest in and assure Lender of all of the rights, powers, privileges and remedies herein intended to be granted to or conferred upon Lender.

          16.   GOVERNING LAW.  THIS GUARANTY SHALL  BE  GOVERNED
BY,  AND  CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE  OF
COLORADO, INCLUDING THE CONFLICTS OF LAW PROVISIONS THEREOF.

          17. VENUE; SUBMISSION TO JURISDICTION. FOR THE PURPOSE OF ASSURING THAT LENDER MAY ENFORCE ITS RIGHTS UNDER THIS GUARANTY, GUARANTOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (A) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING AGAINST GUARANTOR, OR BY GUARANTOR AGAINST
LENDER, ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING SHALL BE INSTITUTED ONLY IN STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF DENVER, COLORADO; (B) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING OR ANY CLAIM OF FORUM NON CONVENIENS; (C) SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT FOR PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING; AND (D) WAIVES ANY IMMUNITY FROM JURISDICTION TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN ANY SUCH STATE OR FEDERAL COURT, AND WAIVES ANY IMMUNITY FROM THE MAINTAINING OF AN ACTION AGAINST IT TO ENFORCE IN ANY SUCH STATE OR FEDERAL COURT OR ELSEWHERE, ANY JUDGMENT FOR MONEY OBTAINED IN ANY SUCH ACTION, SUIT OR PROCEEDING AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY IMMUNITY FROM EXECUTION. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWERS, BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS REFERENCED IN
SECTION 12 HEREOF.

          18. WAIVER OF JURY TRIAL. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

          19. ENTIRE AGREEMENT. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND GUARANTOR WITH RESPECT TO THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRA DICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF LENDER AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND GUARANTOR RELATING TO THIS GUARANTY OR THE MATTERS SET FORTH HEREIN.

                 [Signatures on following page]


          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the 28th day of July, 1997.

                                DAKOTA MINING CORPORATION


                                By:
                                  Alan R. Bell
                                  President

                                  410 Seventeenth Street, #2450
                                  Denver, CO  80202
                                  Attn: Robert R.  Gilmore
                                  FAX: (303) 573-1012


                                N M ROTHSCHILD & SONS LIMITED


                                By:
                                  Name:  Brian T. Dolan
                                  Title:  Attorney-in-Fact

                                Address:

                                  c/o Rothschild Denver Inc.
                                  370 Seventeenth Street, #3020
                                  Denver, CO  80202
                                  Attn: Mark Williamson
                                  FAX: (303) 607-0998